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                                    [LOGO]
                       CORPORATEFAMILY SOLUTIONS, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE


                                                         SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS

                                                        CUSIP 22003R 10 1


THIS CERTIFIES THAT









is the registered holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE PER
                                  SHARE, OF


                       CORPORATEFAMILY SOLUTIONS, INC.

transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Charter and of the Amended and Restated Bylaws of the Corporation and all amendments and supplements thereto, copies of which are on file with the Corporation to all of which the holder by acceptance of this Certificate assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile signatures of the Corporation's duly authorized officers.


Dated:

COUNTERSIGNED AND REGISTERED:
   SUNTRUST BANK,
   ATLANTA                        TRANSFER AGENT                PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                    AND REGISTRAR
BY

                                  AUTHORIZED SIGNATURE                           SECRETARY




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                       CORPORATEFAMILY SOLUTIONS, INC.

        The shares represented by this Certificate are issued subject to all the provisions of the Amended and Restated Charter and Amended and Restated Bylaws of the Corporation, as from time to time amended, to which the holder by acceptance hereof assents.

        The Corporation will furnish the shareholder information regarding the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series of stock issued by the Corporation (and the authority of the board of directors to determine variations for future series) upon request in writing and without charge.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                              UNIF GIFT MIN ACT-______ Custodian_____________
TEN ENT - as tenants by the entireties                                        (Cust)             (Minor)
JT TEN  - as joint tenants with right                                 under Uniform Gifts to Minors
          of survivorship and not as tenants                         Act _______________
          in common                                                          (State)

   Additional abbreviations may also be used though not in the above list.


For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
/                                    /


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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--------------------------------------------------------------------------shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
__________________________________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ____________________


                                 ---------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                 THE FACE OF THE CERTIFICATE IN EVERY
                                 PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                                 ---------------------------------------------
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                 APPROVED SIGNATURE GUARANTEE MEDALLION
                                 PROGRAM), PURSUANT TO S.E.C.  RULE 17Ad-15.